SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): March 9, 1998 (March 4, 1998)


                                 TEXOIL, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     0-12633
                            (COMMISSION FILE NUMBER)

          NEVADA                                     88-0177083
 (STATE OF INCORPORATION)                (IRS EMPLOYER IDENTIFICATION NO.)

                      110 CYPRESS STATION DRIVE, SUITE 220
                              HOUSTON, TEXAS 77090
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (281) 537-9920
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         1600 SMITH STREET, SUITE 4000
                              HOUSTON, TEXAS 77002
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      (A)   PREVIOUS INDEPENDENT ACCOUNTANTS

            Texoil, Inc. (the "Company") dismissed BDO Seidman LLP ("BDO") as its principal independent accountant on March 4, 1998.

            The reports of BDO on the Company's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was such opinion qualified or modified as to uncertainty, audit scope, or accounting principles except that it was modified as to uncertainty as follows:

            "The Company has suffered recurring operating losses and has a working capital deficit that raise substantial doubt about its ability to meet future expenditure obligations necessary to fully evaluate and develop its oil and gas properties and to continue as a going concern. The consolidated financial statements do not reflect any adjustments that might result from the outcome of these uncertainties. In this regard the Company entered into the financing arrangement described in NOTE 4 in order to meet its working capital requirements and to pursue its exploration opportunities. Despite the Company's successful efforts to obtain initial financing for its 1997 exploratory drilling program there can be no assurance that such financing will be sufficient to fully fund the drilling program or that the results of drilling operations will be successful."

            The decision to change accountants was approved by the Company's Audit Committee.

            In connection with its audits for the two most recent fiscal years and subsequent interim period preceding the replacement of BDO, the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their report on the financial statements for such years.

            The Company has provided BDO a copy of the disclosures made under this Item 4(a) of this Report, and BDO has furnished the Company with a letter addressed to the Commission stating that it agrees with the statement made by the Company in response to this Item.

      (B)   NEW INDEPENDENT ACCOUNTANTS

            The Company has engaged Arthur Anderson LLP as its independent accountants as of March 4, 1998. The Company did not consult Arthur Anderson LLP on any accounting,

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
      auditing or financial reporting issue during its two most recent fiscal years or through March 4, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.
      (b)   PRO FORMA FINANCIAL INFORMATION.  Not applicable.
      (c)   EXHIBITS.

      16.1   --   Letter dated March 9,1998 from BDO Seidman LLP to the
                  Securities and Exchange Commission (filed herewith)


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEXOIL, INC.



March 9, 1998                        /S/  FRANK A. LODZINSKI
                                          Frank A. Lodzinski,
                                          President and Chief Executive Officer

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